UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2007

MORTGAGEBROKERS.COM HOLDINGS INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	333-105778	05-0554486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

260 Edgeley Boulevard, Suite 11, Concord, Ontario	L4K-3Y4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(416) 410-4848

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      Other Items

On November 20, 2007 Mortgagebrokers.com Holdings Inc., (OTC BB: MBKR) announced that it has entered into a 12-month financial advisory and investment banking agreement with vFinance Investments Inc. (OTC BB: VFIN) ("vFinance"), a diversified financial services company serving more than 10,000 corporate, institutional and private clients worldwide.

vFinance Investments Inc. will assist MortgageBrokers.com in identifying and obtaining sources of financing to facilitate new business opportunities, including mergers and acquisitions, strategic partnerships, joint ventures, and franchise and licensing agreements.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

None

(b)	Pro Forma Financial Information.

None

(c)	Exhibits
10.1	Financial Advisory and Investment Banking Agreement
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Mortgagebrokers.com Holdings Inc.

By:	/s/ Alex Haditaghi
Alex Haditaghi
Chief Executive Officer

Dated:  November 20, 2007